UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06669

Name of Fund:  BlackRock Fundamental Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Fundamental Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 08/31/07

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock
Fundamental Growth Fund, Inc.


ANNUAL REPORT    AUGUST 31, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Fundamental Growth Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Fundamental Growth Fund, Inc.


Portfolio Information as of August 31, 2007


                                                       Percent of
Ten Largest Holdings                                   Net Assets

Cisco Systems, Inc.                                        4.2%
Google, Inc. Class A                                       3.6
The Proctor & Gamble Co.                                   3.4
General Electric Co.                                       2.6
CVS/Caremark Corp.                                         2.5
Microsoft Corp.                                            2.5
PepsiCo, Inc.                                              1.9
Schlumberger Ltd.                                          1.8
Monsanto Co.                                               1.8
Abbott Laboratories                                        1.8



                                                       Percent of
Five Largest Industries                                Net Assets

Energy Equipment & Services                                7.8%
Software                                                   6.3
Internet Software & Services                               5.5
Capital Markets                                            5.5
Aerospace & Defense                                        5.3



                                                       Percent of
                                                       Long-Term
Sector Representation                                 Investments

Information Technology                                    35.7%
Health Care                                               17.0
Industrials                                               14.0
Consumer Staples                                          10.4
Financials                                                 9.8
Materials                                                  6.8
Consumer Discretionary                                     4.8
Telecommunication Services                                 1.1
Energy                                                     0.4

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



A Letter to Shareholders


Dear Shareholder

Financial markets embarked on a wild ride during the August reporting period. Subprime mortgage troubles intensified in the final months of the period, spawning a widespread credit and liquidity crisis that crept into other areas of the market. The U.S. Federal Reserve Board (the Fed) and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. In August, the Fed cut the discount rate, the rate charged to banks to borrow money directly from the Fed, from 6.25% to 5.75%. Another .50% cut in the discount rate came on September 18, along with a .50% cut in the more widely followed federal funds rate. This brought the target short-term interest rate, which had remained unchanged at 5.25% for over a year, to 4.75%.

Although heightened volatility has been a recurring theme throughout the past year, the global economy (excluding the U.S. housing market) remained quite healthy. In general, equity market fundamentals also held firm - second-quarter corporate earnings exceeded expectations (although future earnings could be at risk if the economy weakens), dividend payouts and share buybacks continued to grow, and valuations remained attractive. These tailwinds generally prevailed over such headwinds as a slowing U.S. economy and troubled housing market, although the more recent credit crunch dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. Stocks recorded their second-worst day of the year in August, yet remained comfortably in the black year-to-date.

Meanwhile, mixed economic signals and the credit market debacle made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to 4.54% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted mixed results for the six- and 12-month periods ended August 31, 2007:


Total Returns as of August 31, 2007                                                6-month       12-month
U.S. equities (S&P 500 Index)                                                       +5.70%        +15.13%
Small cap U.S. equities (Russell 2000 Index)                                        +0.54         +11.36
International equities (MSCI Europe, Australasia, Far East Index)                   +5.83         +18.71
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                            +1.54         + 5.26
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      -0.57         + 2.30
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    -1.71         + 6.46


Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



A Discussion With Your Fund's Portfolio Manager


U.S. equities posted positive returns for the 12-month period, despite some significant challenges along the way.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2007, BlackRock Fundamental Growth Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +12.82%, +12.48%, +11.59%, +11.59% and +12.10%, respectively. For the same period, the benchmark S&P 500 Citigroup Growth Index returned +14.65% and the Lipper Large-Cap Growth Funds category had an average return of +16.96%. The broader U.S. equity market, as measured by the S&P 500 Index, gained 15.13% over the same 12-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

The fiscal year was characterized by the persistent appreciation of equity markets in spite of some marked challenges along the way. A slowing U.S. economy, un-relenting inflation worries and questions surrounding the policy intentions of the Federal Reserve Board were the center of investors' attention.

After the mid-year 2006 correction of some 8% (as measured by the S&P 500 Index), markets rallied nearly 12% from the beginning of the fiscal year into late February 2007. A subsequent, near 5% correction proved short-lived, and markets appreciated another 12% into mid-July before entering a more severe sell-off of some 9% into mid-August. While each of these episodes appeared to represent, in hindsight, a temporary disruption to an otherwise favorable longer-term price trend, the most recent period (coincident with the Fund's fiscal year-end) warrants close and ongoing monitoring due to its underlying causes as related to the U.S. housing market, financing conditions and monetary policy. Equity market volatility spiked dramatically (as measured by the Chicago Board Options Exchange SPX Volatility Index) at the end of the fiscal period as investors "repriced" risk across all types of equity and debt portfolios.

Such market price action is noteworthy, as it was punctuated by a multitude of shifts from a sector, as well as style, leadership perspective. Investors generally embraced larger-capitalization companies through the fiscal year, with renewed investor interest in "mega caps" (that is, the largest companies as measured by market cap) evident across most sectors. The acceptance of the growth style of investing was more gradual as investor perceptions and definitions of growth and value became increasingly ambiguous against this shifting market backdrop.


What factors most influenced Fund performance?

The Fund's performance for the fiscal year was negatively influenced by our conviction that growth stocks were attractive investments in late 2006, while the market, in general, had become more defensively focused. Consequently, the Fund's underperformance versus the largely market-weighted benchmark (that is, the S&P 500 Citigroup Growth Index) resulted from an under-representation in mega-cap stocks early in the period, in addition to adverse security selection in the first four months of the fiscal year. Fund performance improved dramatically in the January to August period, largely as a result of strategic repositioning undertaken in May of 2007.

Portfolio holdings in the information technology and consumer discretionary sectors negatively impacted performance. Conversely, stock selection in the materials and financials sectors was modestly favorable, as was the Fund's overweight position in the industrials sector. The Fund's relative performance improved measurably by the end of the period (specifically, January through August), as our "growth stock" positioning gained investor acceptance and we implemented select strategic changes in the portfolio.

Individual Fund holdings that detracted from performance during the period included Exxon Mobil Corp. (underweight relative to the benchmark), Medco Health Solutions Inc., CVS/Caremark Corp., Akamai Technologies, Inc. and Starbucks Corp. At the same time, several names were notably additive to performance, including Intuitive Surgical, Inc., EMC Corp., Nvidia Corp., Amgen Inc. (underweight relative to the benchmark) and National Oilwell Varco, Inc.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



What changes were made to the portfolio during the period?

In May 2007, we attempted to balance our enthusiasm for growth stocks against the realities of a slowing U.S. economy and the shift of market leadership to larger companies. This resulted in a number of sector changes driven by individual stock selection criteria.

The Fund's exposure to the consumer discretionary sector was reduced to a significant underweight on concerns over consumer spending given the current challenges facing the U.S. housing market. Investments in the financials sector were trimmed to reflect growing credit and interest rate risks. At the same time, we continued to favor companies in the industrials sector whose businesses benefit from globalization and infrastructure investment worldwide. We also reduced our overweight position in energy to a slight underweight, while increasing our position in information technology from an underweight to a modest overweight. The portfolio's overweight positions in industrials and materials were reduced slightly by the end of the period, while positions in consumer staples were increased marginally.

In terms of individual stocks, significant additions included Cisco Systems, Inc., Microsoft Corp., Monsanto Co., Abbot Laboratories, Thermo-Fisher Scientific, Inc., Comcast Corp., Zimmer Holdings, Inc., Gilead Sciences, Inc., Boeing Co. and Google Inc. Significant sales or reductions included Exxon Mobil Corp., Wellpoint Inc., Alcon Inc., Medco Health Solutions, Inc., Yahoo! Inc., Staples Inc., Novartis AG, Starbucks Inc., JPMorgan Chase & Co. and Valero Energy Corp.


How would you characterize the Fund's position at the close of the period?

The U.S. economy experienced a classic midcycle slowdown in economic growth (that is, gross domestic product growth) from mid-2006 through the first quarter of 2007. While growth has resumed from these low levels, we expect to see a rather brief period of below-trend expansion over the next few quarters. Events of early August 2007 (related to conditions in the credit and financing markets) are certain to have an ongoing negative impact on the U.S. housing market. This, in turn, may have an adverse effect on consumer spending, resulting in an eventual drag on the economy. At the same time, most other global economies, particularly those in Europe and Asia, continue to experience strong rates of growth, which is providing some balance to the overall global demand picture. Taken together, we are more cautious in our outlook and continue to monitor credit market conditions to determine if they may pose a more serious threat to economic growth in 2008.

Although this current environment may challenge broader market earnings growth over time, we believe it should provide a relatively attractive investment environment for select larger-company growth stocks going forward. At the end of the period, the portfolio was modestly overweight relative to its benchmark in the industrials, information technology and materials sectors. We have a significant underweight in the consumer discretionary sector and more modest underweights in consumer staples and energy.


Thomas E. Burke, CFA
Portfolio Manager


September 18, 2007



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur an initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results were those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Performance information reflects past performance only and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Performance Data (continued)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in S&P 500 Citigroup Growth Index++++++ and S&P 500 Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

August 1997                                    $10,000.00
August 1998                                    $10,637.00
August 1999                                    $15,007.00
August 2000                                    $22,061.00
August 2001                                    $13,962.00
August 2002                                    $11,067.00
August 2003                                    $12,123.00
August 2004                                    $12,483.00
August 2005                                    $14,570.00
August 2006                                    $15,622.00
August 2007                                    $17,625.00


Investor A Shares*++

Date                                             Value

August 1997                                    $ 9,475.00
August 1998                                    $10,051.00
August 1999                                    $14,138.00
August 2000                                    $20,736.00
August 2001                                    $13,088.00
August 2002                                    $10,354.00
August 2003                                    $11,311.00
August 2004                                    $11,615.00
August 2005                                    $13,521.00
August 2006                                    $14,468.00
August 2007                                    $16,273.00


Investor B Shares*++

Date                                             Value

August 1997                                    $10,000.00
August 1998                                    $10,521.00
August 1999                                    $14,686.00
August 2000                                    $21,375.00
August 2001                                    $13,388.00
August 2002                                    $10,503.00
August 2003                                    $11,385.00
August 2004                                    $11,599.00
August 2005                                    $13,405.00
August 2006                                    $14,343.00
August 2007                                    $16,133.00


Investor C Shares*++

Date                                             Value

August 1997                                    $10,000.00
August 1998                                    $10,519.00
August 1999                                    $14,690.00
August 2000                                    $21,378.00
August 2001                                    $13,393.00
August 2002                                    $10,508.00
August 2003                                    $11,385.00
August 2004                                    $11,598.00
August 2005                                    $13,401.00
August 2006                                    $14,225.00
August 2007                                    $15,873.00


Class R Shares*++

Date                                             Value

August 1997                                    $10,000.00
August 1998                                    $10,584.00
August 1999                                    $14,858.00
August 2000                                    $21,733.00
August 2001                                    $13,686.00
August 2002                                    $10,794.00
August 2003                                    $11,845.00
August 2004                                    $12,126.00
August 2005                                    $14,096.00
August 2006                                    $15,040.00
August 2007                                    $16,861.00


S&P 500 Citigroup Growth Index++++++

Date                                             Value

August 1997                                    $10,000.00
August 1998                                    $11,062.00
August 1999                                    $16,839.00
August 2000                                    $21,597.00
August 2001                                    $13,234.00
August 2002                                    $10,220.00
August 2003                                    $11,552.00
August 2004                                    $12,388.00
August 2005                                    $13,421.00
August 2006                                    $13,980.00
August 2007                                    $16,027.00


S&P 500 Index++++

Date                                             Value

August 1997                                    $10,000.00
August 1998                                    $10,809.00
August 1999                                    $15,114.00
August 2000                                    $17,581.00
August 2001                                    $13,293.00
August 2002                                    $10,901.00
August 2003                                    $12,216.00
August 2004                                    $13,616.00
August 2005                                    $15,326.00
August 2006                                    $16,687.00
August 2007                                    $19,212.00


     * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

  ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

       Past performance is not indicative of future results.



Average Annual Total Return




                                                            Return
Institutional Shares

One Year Ended 8/31/07                                      +12.82%
Five Years Ended 8/31/07                                    + 9.75
Ten Years Ended 8/31/07                                     + 5.83


                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 8/31/07                    +12.48%            +6.58%
Five Years Ended 8/31/07                  + 9.47             +8.29
Ten Years Ended 8/31/07                   + 5.56             +4.99



                                      Return Without     Return With
                                           CDSC           CDSC++++++
Investor B Shares++

One Year Ended 8/31/07                    +11.59%            +7.09%
Five Years Ended 8/31/07                  + 8.62             +8.33
Ten Years Ended 8/31/07                   + 4.90             +4.90



                                      Return Without     Return With
                                           CDSC           CDSC++++++
Investor C Shares++++

One Year Ended 8/31/07                    +11.59%           +10.59%
Five Years Ended 8/31/07                  + 8.60            + 8.60
Ten Years Ended 8/31/07                   + 4.73            + 4.73



                                                            Return
Class R Shares

One Year Ended 8/31/07                                      +12.10%
Five Years Ended 8/31/07                                    + 9.33
Ten Years Ended 8/31/07                                     + 5.36


      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Performance Data (concluded)

Recent Performance Results

                                                        6-Month         12-Month         10-Year
As of August 31, 2007                                 Total Return    Total Return     Total Return
Institutional Shares*                                     +9.92%         +12.82%          +76.25%
Investor A Shares*                                        +9.75          +12.48           +71.75
Investor B Shares*                                        +9.31          +11.59           +61.33
Investor C Shares*                                        +9.32          +11.59           +58.73
Class R Shares*                                           +9.55          +12.10           +68.61
S&P 500 (R) Index**                                       +5.70          +15.13           +92.12
S&P 500 Citigroup Growth Index***                         +6.96          +14.65           +60.27


   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

  ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

 *** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity
     "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500
     Index that have been identified as being on the growth end of the growth-value spectrum.

     S&P 500 is a registered trademark of the McGraw-Hill Companies.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2007 and held through August 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value      March 1, 2007
                                                               March 1,          August 31,       to August 31,
                                                                 2007               2007               2007
Actual

Institutional                                                   $1,000           $1,099.20            $ 4.34
Investor A                                                      $1,000           $1,097.50            $ 5.92
Investor B                                                      $1,000           $1,093.10            $10.71
Investor C                                                      $1,000           $1,093.20            $10.18
Class R                                                         $1,000           $1,095.50            $ 7.50

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,021.07            $ 4.18
Investor A                                                      $1,000           $1,019.55            $ 5.70
Investor B                                                      $1,000           $1,014.97            $10.31
Investor C                                                      $1,000           $1,015.47            $ 9.80
Class R                                                         $1,000           $1,018.04            $ 7.22

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (.82% for Institutional, 1.12% for Investor A, 2.03% for Investor B, 1.93% for Investor C and
    1.42% for Class R), multiplied by the average account value over the period, multiplied by 184/365
    (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.




BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Schedule of Investments as of August 31, 2007


                                                       Shares
Industry       Common Stocks                             Held          Value

Aerospace & Defense--5.3%

       Boeing Co.                                     741,700    $   71,722,390
       Lockheed Martin Corp.                          685,800        67,990,212
       Precision Castparts Corp.                       99,500        12,965,845
       Spirit Aerosystems Holdings, Inc.
         Class A (c)                                  729,300        26,072,475
       United Technologies Corp.                      811,000        60,524,930
                                                                 --------------
                                                                    239,275,852

Beverages--2.9%

       Diageo Plc                                   2,102,500        44,892,786
       PepsiCo, Inc. (e)                            1,278,000        86,942,340
                                                                 --------------
                                                                    131,835,126

Biotechnology--4.1%

       Celgene Corp. (c)(e)                         1,003,400        64,428,314
       Genentech, Inc. (c)                            606,400        45,364,784
       Gilead Sciences, Inc. (c)                    1,984,600        72,179,902
                                                                 --------------
                                                                    181,973,000

Capital Markets--5.5%

       Affiliated Managers
         Group, Inc. (c)(e)                           177,600        20,113,200
       The Charles Schwab Corp.                     2,458,700        48,682,260
       Franklin Resources, Inc. (e)                   422,200        55,633,294
       Lehman Brothers Holdings, Inc.                 940,600        51,573,098
       State Street Corp. (e)                       1,157,500        71,024,200
                                                                 --------------
                                                                    247,026,052

Chemicals--5.1%

       Air Products & Chemicals, Inc.                 388,700        34,986,887
       Monsanto Co. (e)                             1,152,600        80,382,324
       The Mosaic Co. (c)(e)                          577,700        24,274,954
       Potash Corp. of Saskatchewan, Inc.             341,700        30,260,952
       Praxair, Inc.                                  752,300        56,919,018
                                                                 --------------
                                                                    226,824,135

Communications Equipment--4.2%

       Cisco Systems, Inc. (c)                      5,838,500       186,364,920

Computers & Peripherals--3.9%

       Apple Computer, Inc. (c)                       506,300        70,112,424
       EMC Corp. (c)                                2,957,800        58,150,348
       Hewlett-Packard Co.                            925,200        45,658,620
                                                                 --------------
                                                                    173,921,392

Construction & Engineering--1.8%

       Fluor Corp. (e)                                338,400        43,027,560
       Jacobs Engineering
         Group, Inc. (c)(e)                           542,400        35,847,216
                                                                 --------------
                                                                     78,874,776

Diversified Financial Services--2.9%

       Bank of America Corp.                        1,066,100        54,029,948
       CME Group, Inc.                                 97,600        54,148,480
       IntercontinentalExchange, Inc. (c)             148,600        21,676,282
                                                                 --------------
                                                                    129,854,710

Electrical Equipment--1.6%

       Emerson Electric Co.                         1,313,100        64,643,913
       General Cable Corp. (c)(e)                     151,200         8,796,816
                                                                 --------------
                                                                     73,440,729


                                                       Shares
Industry       Common Stocks                             Held          Value

Energy Equipment & Services--7.8%

       Baker Hughes, Inc. (e)                         557,500    $   46,751,950
       Grant Prideco, Inc. (c)                        845,500        46,756,150
       National Oilwell Varco, Inc. (c)               476,900        61,043,200
       Schlumberger Ltd. (e)                          829,500        80,046,750
       Transocean, Inc. (c)(e)                        673,100        70,736,079
       Weatherford International
         Ltd. (c)(e)                                  759,700        44,351,286
                                                                 --------------
                                                                    349,685,415

Food & Staples Retailing--2.5%

       CVS/Caremark Corp.                           2,953,400       111,697,588

Health Care Equipment & Supplies--4.4%

       Alcon, Inc. (e)                                339,400        45,907,244
       Cytyc Corp. (c)                                330,600        14,129,844
       Hologic, Inc. (c)(e)                           167,200         8,886,680
       Intuitive Surgical, Inc. (c)(e)                223,700        49,500,336
       Zimmer Holdings, Inc. (c)                      981,100        76,849,563
                                                                 --------------
                                                                    195,273,667

Health Care Providers & Services--1.0%

       Aetna, Inc.                                    916,500        46,659,015

Hotels, Restaurants & Leisure--2.2%

       McDonald's Corp.                             1,289,400        63,502,950
       Yum! Brands, Inc.                            1,147,400        37,542,928
                                                                 --------------
                                                                    101,045,878

Household Products--3.4%

       The Procter & Gamble Co.                     2,340,800       152,877,648

IT Services--3.7%

       Cognizant Technology Solutions
         Corp. (c)(e)                                 426,200        31,329,962
       Infosys Technologies Ltd.                    1,423,900        64,604,129
       Satyam Computer Services Ltd.                2,562,600        28,067,915
       Tata Consultancy Services Ltd.               1,602,200        41,719,916
                                                                 --------------
                                                                    165,721,922

Industrial Conglomerates--3.6%

       General Electric Co.                         3,018,900       117,344,643
       Textron, Inc.                                  788,800        46,018,592
                                                                 --------------
                                                                    163,363,235

Insurance--1.2%

       American International Group, Inc.             846,100        55,842,600

Internet Software & Services--5.5%

       Akamai Technologies, Inc. (c)(e)               678,000        21,845,160
       eBay, Inc. (c)(e)                            1,902,600        64,878,660
       Google, Inc. Class A (c)                       312,300       160,912,575
                                                                 --------------
                                                                    247,636,395

Life Sciences Tools & Services--3.0%

       Covance, Inc. (c)(e)                           424,500        31,124,340
       Thermo Fisher Scientific, Inc. (c)(e)        1,450,200        78,644,346
       Waters Corp. (c)                               365,800        22,522,306
                                                                 --------------
                                                                    132,290,992

Machinery--1.3%

       Deere & Co.                                    186,700        25,402,402
       Flowserve Corp. (e)                            155,700        11,118,537
       Terex Corp. (c)                                275,800        22,030,904
                                                                 --------------
                                                                     58,551,843



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Schedule of Investments (concluded)


                                                       Shares
Industry       Common Stocks                             Held          Value

Media--1.7%

       Comcast Corp. Class A (c)(e)                 2,987,650    $   77,947,788

Metals & Mining--1.6%

       Allegheny Technologies, Inc.                   226,400        22,501,896
       Freeport-McMoRan Copper & Gold,
         Inc. Class B (e)                             554,600        48,483,132
                                                                 --------------
                                                                     70,985,028

Oil, Gas & Consumable Fuels--0.4%

       Consol Energy, Inc.                            481,400        19,198,232

Pharmaceuticals--4.3%

       Abbott Laboratories                          1,534,100        79,635,131
       Merck & Co., Inc.                            1,301,000        65,271,170
       Teva Pharmaceutical Industries
         Ltd. (a)(e)                                1,058,982        45,536,226
                                                                 --------------
                                                                    190,442,527

Semiconductors & Semiconductor
Equipment--3.7%

       Applied Materials, Inc.                      1,814,600        38,759,856
       Intel Corp.                                  2,702,500        69,589,375
       Nvidia Corp. (c)(e)                          1,101,700        56,362,972
                                                                 --------------
                                                                    164,712,203

Software--6.3%

       Adobe Systems, Inc. (c)                      1,350,300        57,725,325
       Electronic Arts, Inc. (c)(e)                   964,400        51,055,336
       Microsoft Corp. (e)                          3,825,600       109,909,488
       Oracle Corp. (c)                             3,171,700        64,322,076
                                                                 --------------
                                                                    283,012,225

Textiles, Apparel & Luxury Goods--0.8%

       Coach, Inc. (c)(e)                             756,500        33,686,945

Tobacco--1.3%

       Altria Group, Inc.                             871,400        60,483,874

Wireless Telecommunication Services--1.1%

       China Mobile (Hong Kong) Ltd. (a)              697,900        47,310,640

       Total Common Stocks
       (Cost--$3,639,700,807)--98.1%                              4,397,816,352


  Beneficial
    Interest   Short-Term Securities                                   Value

$ 74,820,071   BlackRock Liquidity Series, LLC
                 Cash Sweep Series, 5.33% (b)(d)                 $   74,820,071
 983,112,250   BlackRock Liquidity Series, LLC
                 Money Market Series, 5.40% (b)(d)(f)               983,112,250

               Total Short-Term Securities
               (Cost--$1,057,932,321)--23.6%                      1,057,932,321


   Number of
   Contracts   Options Purchased

Call Options Purchased

      27,170   General Electric Co., expiring January 2008
                 at $35                                              13,585,000
      25,100   Semiconductor HOLDRs Trust, expiring
                 November 2007 at $37.5                               5,522,000
      28,576   Yahoo! Inc., expiring January 2008
                 at $35                                                 571,520

               Total Options Purchased
               (Premiums Paid--$21,439,157)--0.4%                    19,678,520

               Total Investments
               (Cost--$4,719,072,285)--122.1%                     5,475,427,193


               Options Written

Call Options Written

       5,063   Apple Computer, Inc., expiring January 2008
                 at $150                                            (5,771,820)
      57,359   General Electric Co., expiring January 2008
                 at $37.5                                          (17,781,290)

               Total Options Written (Premiums
               Received--$9,234,735)--(0.5%)                       (23,553,110)

Total Investments, Net of Options Written
(Cost--$4,709,837,550*)--121.6%                                   5,451,874,083
Liabilities in Excess of Other Assets--(21.6%)                    (969,775,939)
                                                                 --------------
Net Assets - 100.0%                                              $4,482,098,144
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of August 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                               $    4,710,566,665
                                                 ==================
    Gross unrealized appreciation                $      839,098,574
    Gross unrealized depreciation                      (97,791,156)
                                                 ------------------
    Net unrealized appreciation                  $      741,307,418
                                                 ==================


(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Affiliate                                   Activity            Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                     $(120,079,442)       $5,939,585
    BlackRock Liquidity Series, LLC
       Money Market Series                   $  232,369,550       $  842,214


(c) Non-income producing security.

(d) Represents the current yield as of August 31, 2007.

(e) Security, or a portion of security, is on loan.

(f) Security was purchased with the cash proceeds from securities loans.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007


Statement of Assets and Liabilities

As of August 31, 2007
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $971,737,300) (identified cost--$3,639,700,807)                                                  $ 4,397,816,352
       Investments in affiliated securities, at value (identified cost--$1,057,932,321)                             1,057,932,321
       Cash                                                                                                            21,873,741
       Put options purchased, at value (premiums paid--$21,439,157)                                                    19,678,520
       Receivables:
           Capital shares sold                                                                 $     4,820,037
           Dividends                                                                                 3,957,141
           Securities sold                                                                             856,372
           Securities lending                                                                          290,536
           Interest from affiliates                                                                    256,720         10,180,806
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  139,707
                                                                                                                  ---------------
       Total assets                                                                                                 5,507,621,447
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      983,112,250
       Deferred foreign capital gain tax                                                                                2,706,766
       Options written, at value (premiums received--$9,234,735)                                                       23,553,110
       Payables:
           Capital shares redeemed                                                                   9,862,012
           Investment adviser                                                                        2,306,680
           Distributor                                                                               1,665,026
           Other affiliates                                                                          1,644,659         15,478,377
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             672,800
                                                                                                                  ---------------
       Total liabilities                                                                                            1,025,523,303
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 4,482,098,144
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                        $     5,711,008
       Investor A Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                 7,713,979
       Investor B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                 3,458,344
       Investor C Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                 4,557,641
       Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                      237,202
       Paid-in capital in excess of par                                                                             5,206,403,497
       Accumulated investment loss--net                                                        $     (548,854)
       Accumulated realized capital losses--net                                                (1,484,769,927)
       Unrealized appreciation--net                                                                739,335,254
                                                                                               ---------------
       Total accumulated losses--net                                                                                (745,983,527)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 4,482,098,144
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $1,246,507,425 and 57,110,078 shares outstanding                     $         21.83
                                                                                                                  ===============
       Investor A--Based on net assets of $1,640,487,023 and 77,139,788 shares outstanding                        $         21.27
                                                                                                                  ===============
       Investor B--Based on net assets of $666,020,905 and 34,583,442 shares outstanding                          $         19.26
                                                                                                                  ===============
       Investor C--Based on net assets of $882,283,779 and 45,576,408 shares outstanding                          $         19.36
                                                                                                                  ===============
       Class R--Based on net assets of $46,799,012 and 2,372,020 shares outstanding                               $         19.73
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007


Statement of Operations

For the Year Ended August 31, 2007
Investment Income

       Dividends (net of $484,848 foreign withholding tax)                                                        $    45,942,822
       Interest from affiliates                                                                                         5,939,585
       Securities lending--net                                                                                            842,214
                                                                                                                  ---------------
       Total income                                                                                                    52,724,621
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    28,356,893
       Service and distribution fees--Investor C                                                     8,694,663
       Service and distribution fees--Investor B                                                     7,742,578
       Service and distribution fees--Investor A                                                     4,145,845
       Transfer agent fees--Investor A                                                               3,636,258
       Transfer agent fees--Institutional                                                            2,447,483
       Transfer agent fees--Investor C                                                               2,210,051
       Transfer agent fees--Investor B                                                               2,147,513
       Accounting services                                                                             674,053
       Custodian fees                                                                                  571,771
       Printing and shareholder reports                                                                401,381
       Service and distribution fees--Class R                                                          195,214
       Directors' fees and expenses                                                                    132,146
       Registration fees                                                                               124,633
       Professional fees                                                                               123,644
       Transfer agent fees--Class R                                                                    102,599
       Pricing fees                                                                                      1,571
       Other                                                                                           125,887
                                                                                               ---------------
       Total expenses                                                                                                  61,834,183
                                                                                                                  ---------------
       Investment loss--net                                                                                           (9,109,562)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $1,148,332 foreign capital gain tax)                        452,169,814
           Options written--net                                                                    (3,361,666)
           Foreign currency transactions--net                                                        (660,245)        448,147,903
                                                                                               ---------------
       Change in unrealized appreciation (depreciation) on:
           Investments--net (including $183,739 deferred foreign capital gain tax)                 108,408,777
           Options written--net                                                                   (14,318,375)
           Foreign currency transactions--net                                                           80,136         94,170,538
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        542,318,441
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   533,208,879
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007


Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                      2007           2006
Operations

       Investment income (loss)--net                                                           $   (9,109,562)     $      746,809
       Realized gain--net                                                                          448,147,903        383,321,947
       Change in unrealized appreciation/depreciation--net                                          94,170,538       (43,394,865)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        533,208,879        340,673,891
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
       Institutional                                                                                        --       (13,212,756)
       Investor A                                                                                           --       (11,376,016)
       Investor C                                                                                           --          (221,265)
       Class R                                                                                              --          (129,656)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                                  --       (24,939,693)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                        (768,908,538)      (753,849,258)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (235,699,659)      (438,115,060)
       Beginning of year                                                                         4,717,797,803      5,155,912,863
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 4,482,098,144    $ 4,717,797,803
                                                                                               ===============    ===============
           * Accumulated investment loss--net/Accumulated distributions in excess
             of investment income--net                                                         $     (548,854)    $     (247,679)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007


Financial Highlights

The following
per share data
and ratios
have been
derived from
information                          Institutional                                               Investor A
provided in
the financial                For the Year Ended August 31,                             For the Year Ended August 31,
statements.    2007       2006       2005       2004        2003         2007        2006         2005        2004       2003

Per Share Operating Performance

Net asset value,
beginning of
year    $    19.35  $    18.22   $    15.61  $    15.16  $    13.84   $    18.91   $   17.80    $   15.29   $   14.89   $   13.63
        -----------------------------------------------------------   -----------------------------------------------------------
Investment
income
(loss)--
net**          .06         .09          .17       (.02)       (.01)        --+++         .05          .12       (.06)       (.04)
Realized and
unrealized
gain--
net           2.42        1.21         2.44         .47        1.33         2.36        1.18         2.39         .46        1.30
        -----------------------------------------------------------   -----------------------------------------------------------
Total from
investment
operations    2.48        1.30         2.61         .45        1.32         2.36        1.23         2.51         .40        1.26
        -----------------------------------------------------------   -----------------------------------------------------------
Less
dividends
from
investment
income--
net             --       (.17)           --          --          --           --       (.12)           --          --          --
        -----------------------------------------------------------   -----------------------------------------------------------
Net asset
value,
end of
year    $    21.83  $    19.35    $   18.22   $   15.61   $   15.16   $    21.27   $   18.91    $   17.80   $   15.29   $   14.89
        ===========================================================   ===========================================================

Total Investment Return*

Based on
net asset
value per
share       12.82%     7.22%++       16.72%       2.97%       9.54%       12.48%     7.00%++       16.42%       2.69%       9.24%
        ===========================================================   ===========================================================

Ratios to Average Net Assets

Expenses      .85%        .87%         .91%        .91%        .93%        1.12%       1.12%        1.16%       1.16%       1.18%
        ===========================================================   ===========================================================
Investment
income
(loss)--
net           .29%        .49%         .96%      (.13%)      (.04%)         .02%        .24%         .71%      (.38%)      (.29%)
        ===========================================================   ===========================================================

Supplemental Data

Net assets,
end of year
(in thou-
sands)  $1,246,507  $1,315,683   $1,508,098  $1,396,668  $1,284,423   $1,640,487  $1,635,443   $1,651,135  $1,587,995  $1,544,751
        ===========================================================   ===========================================================
Portfolio
turnover       96%         60%          88%         78%        108%          96%         60%          88%         78%        108%
        ===========================================================   ===========================================================

      * Total investment returns exclude the effects of any sales charges.

     ** Based on average shares outstanding.

     ++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

    +++ Amount is less than $.01 per share.

        See Notes to Financial Statements.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007


Financial Highlights (continued)

The following
per share data
and ratios
have been
derived from
information                            Investor B                                                Investor C
provided in
the financial                For the Year Ended August 31,                             For the Year Ended August 31,
statements.    2007       2006       2005       2004       2003          2007      2006        2005       2004      2003
Per Share Operating Performance

Net asset
value,
beginning
of year   $  17.26   $   16.26    $   14.07   $   13.81   $   12.74     $  17.35   $   16.35    $   14.15   $   13.89   $   12.82
          ---------------------------------------------------------     ---------------------------------------------------------

Investment
loss--
net**        (.15)       (.09)        (.01)       (.17)       (.13)        (.14)       (.09)        (.01)       (.17)       (.14)
Realized and
unrealized
gain--net     2.15        1.09         2.20         .43        1.20         2.15        1.09         2.21         .43        1.21
          ---------------------------------------------------------     ---------------------------------------------------------
Total from
investment
operations    2.00        1.00         2.19         .26        1.07         2.01        1.00         2.20         .26        1.07
          ---------------------------------------------------------     ---------------------------------------------------------
Less dividends
from investment
income--net     --          --           --          --          --           --       --+++           --          --          --
          ---------------------------------------------------------     ---------------------------------------------------------
Net asset
value, end
of year   $  19.26   $   17.26    $   16.26   $   14.07   $   13.81     $  19.36   $   17.35    $   16.35   $   14.15   $   13.89
          =========================================================     =========================================================

Total Investment Return*

Based on net
asset value
per share   11.59%     6.15%++       15.57%       1.88%       8.40%       11.59%     6.15%++       15.55%       1.87%       8.35%
          =========================================================     =========================================================

Ratios to Average Net Assets

Expenses     1.96%       1.90%        1.94%       1.93%       1.97%        1.92%       1.91%        1.95%       1.94%       1.98%
          =========================================================     =========================================================
Investment
loss--net   (.81%)      (.55%)       (.05%)     (1.16%)     (1.08%)       (.78%)      (.54%)       (.10%)     (1.17%)     (1.09%)
          =========================================================     =========================================================

Supplemental Data

Net assets,
end of year
(in thou-
sands)    $666,021  $  896,007   $1,193,442  $1,445,258  $1,685,904     $882,284  $  836,032   $  782,172  $  692,924  $  608,176
          =========================================================     =========================================================
Portfolio
turnover       96%         60%          88%         78%        108%          96%         60%          88%         78%        108%
          =========================================================     =========================================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

    +++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007


Financial Highlights (concluded)

                                                                                            Class R

                                                                                                                 For the Period
                                                                             For the Year Ended                January 3, 2003++
The following per share data and ratios have been derived                        August 31,                      to August 31,
from information provided in the financial statements.           2007           2006          2005        2004        2003
Per Share Operating Performance

Net asset value, beginning of period                          $    17.60    $     16.60    $    14.28    $    13.95    $    12.13
                                                              ----------    -----------    ----------    ----------    ----------
Investment income (loss)--net**                                    (.05)        --+++++           .06         (.09)         (.02)
Realized and unrealized gain--net                                   2.18           1.10          2.26           .42          1.84
                                                              ----------    -----------    ----------    ----------    ----------
Total from investment operations                                    2.13           1.10          2.32           .33          1.82
                                                              ----------    -----------    ----------    ----------    ----------
Less dividends from investment income--net                            --          (.10)            --            --            --
                                                              ----------    -----------    ----------    ----------    ----------
Net asset value, end of period                                $    19.73    $     17.60    $    16.60    $    14.28    $    13.95
                                                              ==========    ===========    ==========    ==========    ==========

Total Investment Return

Based on net asset value per share                                12.10%      6.70%++++        16.25%         2.37%     15.00%+++
                                                              ==========    ===========    ==========    ==========    ==========

Ratios to Average Net Assets

Expenses                                                           1.40%          1.37%         1.41%         1.41%        1.42%*
                                                              ==========    ===========    ==========    ==========    ==========
Investment income (loss)--net                                     (.26%)     --%+++++++          .39%        (.60%)       (.53%)*
                                                              ==========    ===========    ==========    ==========    ==========

Supplemental Data

Net assets, end of period (in thousands)                      $   46,799    $    34,633    $   21,066    $   10,254    $       14
                                                              ==========    ===========    ==========    ==========    ==========
Portfolio turnover                                                   96%            60%           88%           78%          108%
                                                              ==========    ===========    ==========    ==========    ==========

          * Annualized.

         ** Based on average shares outstanding.

         ++ Commencement of operations.

       ++++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

        +++ Aggregate total investment return.

      +++++ Amount is less than $.01 per share.

    +++++++ Amount is less than .01%.

            See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
BlackRock Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract, due to an unfavorable change in the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Notes to Financial Statements (continued)


(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $20,916,984 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par, $10,616,964 has been reclassified between paid-in capital in excess of par and accumulated net investment loss, and $1,808,577 has been reclassified between accumulated net investment loss and accumulated net realized capital losses as a result of permanent differences attributable to limitations on the utilization of capital loss carryforwards, net operating losses, characterization of expenses, and foreign currency transactions. These reclassifications have no effect on net assets or net assets values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's manager. The general partner of MLIM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Notes to Financial Statements (continued)


The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%
Class R                                         .25%               .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended August 31, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Institutional and Investor A Shares, which totaled $585 and $721,104, respectively.

For the year ended August 31, 2007, affiliates received contingent deferred sales charges of $451,996 and $93,703 relating to transactions in Investor B and Investor C Shares, respectively.

Furthermore, affiliates received contingent deferred sales charges of $3,519 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to August 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

                                                       Call Center Fees

Institutional                                                   $12,214
Investor A                                                      $50,642
Investor B                                                      $27,035
Investor C                                                      $16,382
Class R                                                         $   459


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of August 31, 2007, the Fund lent securities with a value of $151,495,021 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager, or in registered money market funds advised by the Manager or its affiliates. For the year ended August 31, 2007, BIM received $325,460 in securities lending agent fees.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Notes to Financial Statements (continued)


In addition, MLPF&S received $1,618,751 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2007.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended August 31, 2007, the Fund reimbursed MLIM and the Manager $10,420 and $78,497, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2007 were $4,333,698,188 and $5,043,334,094, respectively.

Transactions in call options written for the year ended August 31, 2007 were as follows:

                                           Number of           Premiums
                                           Contracts           Received
Outstanding call options written,
   beginning of year                              --                 --
Options written                               81,473    $    16,797,865
Options closed                              (19,051)        (7,563,130)
                                      --------------    ---------------
Outstanding call options
   written, end of year                       62,422    $     9,234,735
                                      ==============    ===============


Transactions in put options written for the year ended August 31, 2007 were as follows:

                                           Number of           Premiums
                                           Contracts           Received
Outstanding put options written,
   beginning of year                              --                 --
Options written                               19,051    $     4,515,017
Options exercised                               (10)            (2,370)
Options closed                              (19,041)        (4,512,647)
                                      --------------    ---------------
Outstanding put options written,
   end of year                                    --    $            --
                                      ==============    ===============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $768,908,538 and $753,849,258 for the years ended August 31, 2007 and
August 31, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the                                     Dollar
Year Ended August 31, 2007                    Shares             Amount

Shares sold                                9,890,109    $   202,563,454
Shares redeemed                         (20,761,673)      (426,084,397)
                                      --------------    ---------------
Net decrease                            (10,871,564)    $ (223,520,943)
                                      ==============    ===============



Institutional Shares for the                                     Dollar
Year Ended August 31, 2006                    Shares             Amount

Shares sold                               14,744,236    $   284,460,127
Shares issued to shareholders in
   reinvestment of dividends                 688,158         12,077,182
                                      --------------    ---------------
Total issued                              15,432,394        296,537,309
Shares redeemed                         (30,224,344)      (580,764,592)
                                      --------------    ---------------
Net decrease                            (14,791,950)    $ (284,227,283)
                                      ==============    ===============



Investor A Shares for the                                        Dollar
Year Ended August 31, 2007                    Shares             Amount

Shares sold                               17,864,018     $  356,981,212
Automatic conversion of shares               339,712          6,356,700
                                      --------------    ---------------
Total issued                              18,203,730        363,337,912
Shares redeemed                         (27,550,182)      (552,800,563)
                                      --------------    ---------------
Net decrease                             (9,346,452)    $ (189,462,651)
                                      ==============    ===============



Investor A Shares for the                                        Dollar
Year Ended August 31, 2006                    Shares             Amount

Shares sold                               13,955,267    $   262,397,648
Automatic conversion of shares             7,807,568        145,861,375
Shares issued to shareholders in
   reinvestment of dividends                 609,641         10,473,631
                                      --------------    ---------------
Total issued                              22,372,476        418,732,654
Shares redeemed                         (28,628,662)      (538,229,658)
                                      --------------    ---------------
Net decrease                             (6,256,186)    $ (119,497,004)
                                      ==============    ===============



Investor B Shares for                                            Dollar
Year Ended August 31, 2007                    Shares             Amount

Shares sold                                4,923,997    $    89,400,970
                                      --------------    ---------------
Automatic conversion of shares             (372,259)        (6,356,700)
Shares redeemed                         (21,871,696)      (397,689,484)
                                      --------------    ---------------
Total redeemed                          (22,243,955)      (404,046,184)
                                      --------------    ---------------
Net decrease                            (17,319,958)    $ (314,645,214)
                                      ==============    ===============



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Notes to Financial Statements (concluded)


Investor B Shares for the                                        Dollar
Year Ended August 31, 2006                    Shares             Amount

Shares sold                                7,628,651    $   131,149,007
                                      --------------    ---------------
Automatic conversion of shares           (8,521,893)      (145,861,375)
Shares redeemed                         (20,587,617)      (353,872,926)
                                      --------------    ---------------
Total redeemed                          (29,109,510)      (499,734,301)
                                      --------------    ---------------
Net decrease                            (21,480,859)    $ (368,585,294)
                                      ==============    ===============



Investor C Shares for the                                        Dollar
Year Ended August 31, 2007                    Shares             Amount

Shares sold                               10,090,247    $   183,991,912
Shares redeemed                         (12,695,800)      (232,879,585)
                                      --------------    ---------------
Net decrease                             (2,605,553)    $  (48,887,673)
                                      ==============    ===============



Investor C Shares for the                                        Dollar
Year Ended August 31, 2006                    Shares             Amount

Shares sold                               11,895,857    $   205,984,627
Shares issued to shareholders in
   reinvestment of dividends                  12,464            197,936
                                      --------------    ---------------
Total issued                              11,908,321        206,182,563
Shares redeemed                         (11,558,786)      (200,032,860)
                                      --------------    ---------------
Net increase                                 349,535    $     6,149,703
                                      ==============    ===============



Class R Shares for the                                           Dollar
Year Ended August 31, 2007                    Shares             Amount

Shares sold                                1,381,633    $    26,053,260
Shares redeemed                            (977,776)       (18,445,317)
                                      --------------    ---------------
Net increase                                 403,857    $     7,607,943
                                      ==============    ===============



Class R Shares for the                                           Dollar
Year Ended August 31, 2006                    Shares             Amount

Shares sold                                1,183,794    $    20,752,937
Shares issued to shareholders in
   reinvestment of dividends                   8,090            129,598
                                      --------------    ---------------
Total issued                               1,191,884         20,882,535
Shares redeemed                            (493,107)        (8,571,915)
                                      --------------    ---------------
Net increase                                 698,777    $    12,310,620
                                      ==============    ===============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2007.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 was as follows:


                                           8/31/2007          8/31/2006
Distributions paid from:
  Ordinary income                     $           --    $    24,939,693
                                      --------------    ---------------
Total taxable distributions           $           --    $    24,939,693
                                      ==============    ===============


As of August 31, 2007, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                     $             --
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                                    --
Capital loss carryforward                              (1,481,168,368)*
Unrealized gains--net                                     735,184,841**
                                                       ----------------
Total accumulated losses--net                          $  (745,983,527)
                                                       ================

 * On August 31, 2007, the Fund had a net capital loss carryforward of $1,481,168,368, of which $150,811,279 expires in 2010,
   $1,262,138,878 expires in 2011 and $68,218,211 expires in
   2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and deferral of post-October currency losses for tax purposes.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Fundamental Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Fundamental Growth Fund, Inc. as of August 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended August 31, 2005 were audited by other auditors whose report, dated October 17, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Fundamental Growth Fund, Inc. as of August 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

October 26, 2007



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                      Position(s)    Length of                                                   Fund Complex   Other Public
Name, Address         Held with      Time                                                        Overseen by    Directorships
and Year of Birth     Fund           Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Interested Director


Robert C. Doll, Jr.*  Fund           2005 to    Vice Chairman and Director of BlackRock, Inc.,   120 Funds      None
P.O. Box 9011         President      present    Global Chief Investment Officer for Equities,    161 Portfolios
Princeton, NJ         and                       Chairman of the BlackRock Retail Operating
08543-9011            Director                  Committee, and member of the BlackRock Executive
1954                                            Committee since 2006; President of the funds
                                                advised by Merrill Lynch Investment Managers,
                                                L.P. ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                funds") from 2005 to 2006 and Chief Investment
                                                Officer thereof from 2001 to 2006; President of
                                                MLIM and Fund Asset Management, L.P. ("FAM") from
                                                2001 to 2006; Co-Head (Americas Region) thereof
                                                from 2000 to 2001 and Senior Vice President from
                                                1999 to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") and President
                                                of Princeton Administrators, L.P. ("Princeton
                                                Administrators") from 2001 to 2006; Chief Investment
                                                Officer of OppenheimerFunds, Inc. in 1999 and Executive
                                                Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha**   Director       2002 to    Director, The China Business Group, Inc. since   37 Funds       None
P.O. Box 9095                        present    1996 and Executive Vice President thereof from   57 Portfolios
Princeton, NJ                                   1996 to 2003; Chairman of the Board, Berkshire
08543-9095                                      Holding Corporation since 1980; Partner, Squire,
1944                                            Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot      Director       2005 to    Professor, Harvard University since 1992;        37 Funds       None
P.O. Box 9095                        present    Professor, Massachusetts Institute of            57 Portfolios
Princeton, NJ                                   Technology from 1986 to 1992.
08543-9095
1957




BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                        Position(s)  Length of                                                   Fund Complex   Other Public
Name, Address           Held with    Time                                                        Overseen by    Directorships
and Year of Birth       Fund         Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Independent Directors* (concluded)


Joe Grills**            Director     1994 to    Member of the Committee of Investment of         37 Funds       Kimco Realty
P.O. Box 9095                        present    Employee Benefit Assets of the Association of    57 Portfolios  Corporation
Princeton, NJ                                   Financial Professionals ("CIEBA") since 1986;
08543-9095                                      Member of CIEBA's Executive Committee since
1935                                            1988 and its Chairman from 1991 to 1992;
                                                Assistant Treasurer of International Business
                                                Machines Corporation ("IBM") and Chief Investment
                                                Officer of IBM Retirement Funds from 1986 to 1993;
                                                Member of the Investment Advisory Committee of the
                                                State of New York Common Retirement Fund from 1989
                                                to 2006; Member of the Investment Advisory Committee
                                                of the Howard Hughes Medical Institute from 1997 to
                                                2000; Director, Duke University Management Company
                                                from 1992 to 2004, Vice Chairman thereof from 1998
                                                to 2004, and Director Emeritus thereof since 2004;
                                                Director, LaSalle Street Fund from 1995 to 2001;
                                                Director, Kimco Realty Corporation since 1997;
                                                Member of the Investment Advisory Committee of
                                                the Virginia Retirement System since 1998, Vice
                                                Chairman thereof from 2002 to 2005, and Chairman
                                                thereof since 2005; Director, Montpelier Foundation
                                                since 1998, its Vice Chairman from 2000 to 2006,
                                                and Chairman, thereof, since 2006; Member of the
                                                Investment Committee of the Woodberry Forest School
                                                since 2000; Member of the Investment Committee of
                                                the National Trust for Historic Preservation since
                                                2000.


Herbert I. London       Director     2002 to    Professor Emeritus, New York University since    37 Funds       AIMS Worldwide,
P.O. Box 9095                        present    2005; John M. Olin Professor of Humanities,      57 Portfolios  Inc.
Princeton, NJ                                   New York University from 1993 to 2005;
08543-9095                                      and Professor thereof from 1980 to 2005;
1939                                            President, Hudson Institute since 1997 and
                                                Trustee thereof since 1980; Dean, Gallatin
                                                Division of New York University from 1976 to
                                                1993; Distinguished Fellow, Herman Kahn Chair,
                                                Hudson Institute from 1984 to 1985; Chairman of
                                                the Board of Directors of Vigilant Research, Inc.
                                                since 2006; Member of the Board of Directors for
                                                Grantham University since 2006; Director of AIMS
                                                Worldwide, Inc. since 2006; Director of Reflex
                                                Security since 2006; Director of InnoCentive, Inc.
                                                since 2006; Director of Cerego, LLC since 2005;
                                                Director, Damon Corp. from 1991 to 1995; Overseer,
                                                Center for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo     Director     2002 to    Shareholder, Modrall, Sperling, Roehl, Harris &  37 Funds       None
P.O. Box 9095                        present    Sisk, P.A. since 1993; President, American       57 Portfolios
Princeton, NJ                                   Bar Association from 1995 to 1996 and Member
08543-9095                                      of the Board of Governors thereof from 1994
1942                                            to 1997; Shareholder, Poole, Kelly and Ramo,
                                                Attorneys at Law P.C. from 1977 to 1993;
                                                Director of ECMC Group (service provider to
                                                students, schools and lenders) since 2001;
                                                Director, United New Mexico Bank (now Wells
                                                Fargo) from 1983 to 1988; Director, First
                                                National Bank of New Mexico (now Wells Fargo)
                                                from 1975 to 1976; Vice President, American Law
                                                Institute from 2004 to 2007 and President elect
                                                thereof since 2007.


Robert S. Salomon, Jr.  Director     1996 to    Principal of STI Management (investment          37 Funds       None
P.O. Box 9095                        present    adviser) from 1994 to 2005; Chairman and CEO     57 Portfolios
Princeton, NJ                                   of Salomon Brothers Asset Management Inc. from
08543-9095                                      1992 to 1995; Chairman of Salomon Brothers
1936                                            Equity Mutual Funds from 1992 to 1995; regular
                                                columnist with Forbes Magazine from 1992 to
                                                2002; Director of Stock Research and U.S. Equity
                                                Strategist at Salomon Brothers Inc. from 1975
                                                to 1991; Trustee, Commonfund from 1980 to 2001.

 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Directors and the Audit Committee.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007


Officers and Directors (concluded)

                      Position(s)    Length of
Name, Address         Held with      Time
and Year of Birth     Fund           Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           1993 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ         and            and        in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
08543-9011            Treasurer      1999 to    thereof from 1999 to 2006); Vice President of MLIM and FAM from 1990 to 1997.
1960                                 present


Karen Clark           Fund Chief     2007 to    Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011         Compliance     present    BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ         Officer                   2007; Principal and Senior Compliance Officer, State Street Global Advisors,
08543-9011                                      from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
1965                                            to 2001; and Branch Chief, Division of Investment Management and Office of
                                                Compliance Inspections and Examinations, U.S. Securities and Exchange Commission,
                                                from 1993 to 1998.


Alice A. Pellegrino   Fund           2004 to    Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011         Secretary      2007       from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton, NJ                                   with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
08543-9011                                      Princeton Services from 2004 to 2006.
1960


Howard Surloff        Fund           2007 to    Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
P.O. Box 9011         Secretary      present    BlackRock, Inc. since 2006; General Counsel (U.S.), Goldman Sachs Asset
Princeton, NJ                                   Management from 1993 to 2006.
08543-9011
1965


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Availability of Additional Information (concluded)



Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended August 31 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050


  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2007



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -   Principal Accountant Fees and Services


                     (a) Audit Fees        (b) Audit-Related Fees (1)       (c) Tax Fees (2)          (d) All Other Fees (3)

                  Current      Previous      Current      Previous       Current      Previous        Current       Previous
Fundamental     Fiscal Year  Fiscal Year   Fiscal Year  Fiscal Year    Fiscal Year  Fiscal Year     Fiscal Year   Fiscal Year
Growth              End          End           End          End            End          End             End           End
BlackRock
Fundamental       $40,500      $40,500          $0           $0           $6,100       $6,561          $1,042          $0
Growth Fund, Inc.

(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.

(3) The nature of the services include a review of compliance procedures and attestation thereto.



           (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  None of the services described in each of Items 4(b) through
           (d) were approved by the audit committee pursuant to paragraph
           (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:


                                        Current           Previous
                                      Fiscal Year       Fiscal Year
            Fundamental Growth            End               End

            BlackRock Fundamental
            Growth Fund, Inc.           $291,642         $3,105,061


             (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

             Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Fundamental Growth Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer (principal executive officer) of
       BlackRock Fundamental Growth Fund, Inc.


Date: October 22, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer (principal executive officer) of
       BlackRock Fundamental Growth Fund, Inc.


Date: October 22, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer (principal financial officer) of
       BlackRock Fundamental Growth Fund, Inc.


Date: October 22, 2007